UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2025

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern,
Pennsylvania
19355
(Address of Principal
Executive Offices)

(610) 535-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $0.01 par value per share, of CubeSmart	CUBE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company (CubeSmart) ☐

Emerging Growth Company (CubeSmart, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CubeSmart ☐

CubeSmart, L.P. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders of CubeSmart (the “Company”) was held on May 20, 2025. At the meeting, the Company’s shareholders voted to: (1) elect nine Trustees to serve until the Company’s 2026 Annual Meeting of Shareholders, (2) amend and restate the Company’s 2007 Equity Incentive Plan, (3) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025, and (4) approve, on an advisory basis, the compensation of the Company’s named executive officers. The voting results of these proposals were as follows:

Proposal 1: Election of Trustees.

	Votes For	Withheld	Broker Non-Votes
Piero Bussani	192,958,567	9,233,486	10,127,561
Jit Kee Chin	200,029,069	2,162,984	10,127,561
Dorothy Dowling	195,977,905	6,214,148	10,127,561
John W. Fain	195,429,655	6,762,398	10,127,561
Jair K. Lynch	199,011,853	3,180,200	10,127,561
Christopher P. Marr	199,246,022	2,946,031	10,127,561
Deborah Ratner Salzberg	195,767,672	6,424,381	10,127,561
John F. Remondi	195,064,017	7,128,036	10,127,561
Jeffrey F. Rogatz	195,898,803	6,293,250	10,127,561

Proposal 2: To amend and restate the Amended and Restated CubeSmart 2007 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
195,664,937	6,092,120	434,996	10,127,561

Proposal 3: To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes For	Votes Against	Abstentions
201,242,401	10,784,877	292,336

Proposal 4: To cast an advisory vote to approve the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
191,218,570	10,599,811	373,672	10,127,561

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
Date: May 20, 2025	Title:	Chief Legal Officer and Secretary

CUBESMART, L.P.

By: CUBESMART, its general partner

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
Date: May 20, 2025	Title:	Chief Legal Officer and Secretary